Exhibit 4.1

NUMBER ZC	COMMON STOCK CUSIP 98956P 10 2 SEE REVERSE FOR CERTAIN DEFINITIONS Zimmer Holdings, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SHARES

THIS CERTIFIES THAT IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

[Corporate Seal]

Zimmer Holdings, Inc. (hereinafter called the “Corporation”), transferable on the books of said Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of said Corporation and the signatures of its duly authorized officers.

Dated
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

/s/ David C. Dvorak	/s/ Chad F. Phipps	BY:

/s/ Mark C. Healy

PRESIDENT AND CHIEF EXECUTIVE OFFICER	SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY	AUTHORIZED SIGNATURE

Zimmer Holdings, Inc.

ZIMMER HOLDINGS, INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF EACH CLASS OF STOCK OR SERIES THEREOF SET FORTH IN THE CERTIFICATE OF INCORPORATION, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT —	_________Custodian________
TEN ENT	– as tenants by the entireties		(Cust) (Minor)
JT TEN	– as joint tenants with right of		under Uniform Gifts to Minors Act
	survivorship and not as tenants in common		___________________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE	PLEASE INSERT TAXPAYER
Name	IDENTIFYING NUMBER OF ASSIGNEE

Street	SHARES

City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE	PLEASE INSERT TAXPAYER
Name	IDENTIFYING NUMBER OF ASSIGNEE

Street	SHARES

City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE	PLEASE INSERT TAXPAYER
Name	IDENTIFYING NUMBER OF ASSIGNEE

Street	SHARES

City, State and Zip Code

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________________

X_____________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.